UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2021

Build Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40220	86-1389419
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Jefferson Street, Suite 303 Austin, TX	78731
(Address of principal executive offices)	(Zip Code)

(512) 994-2983

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	BGSX.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	BGSX	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BGSX WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(1) Departure of Tanner Cerand as Chief Financial Officer, Chief Investment Officer and Secretary

On October 27, 2021, Tanner Cerand informed Build Acquisition Corp. (the “Company”) of his desire to resign from his positions as Chief Financial Officer, Chief Investment Officer and Secretary of the Company in order to pursue other opportunities. The Company and Mr. Cerand agreed that Mr. Cerand’s resignation would be effective November 30, 2021. Mr. Cerand’s resignation does not involve any disagreement on any matter relating to the Company’s operations, policies or practices (financial or otherwise).

(2) Appointment of Christina Fok as Chief Financial Officer and Compliance Officer

The board of directors of the Company has appointed Christina Fok to the positions of Chief Financial Officer and Compliance Officer of the Company, effective November 30, 2021. Previously, Ms. Fok was an Executive Director of Finance at Peak Rock Capital where she led strategic initiatives and oversaw accounting and financial operations of the management company and the family office of the founder.

Ms. Fok possesses over 20 years of finance and accounting experience in the financial industry and family office, having previously worked as a manager in the General Partner Accounting group at TPG and Private Investments team at Hartz Capital. Prior to that, she was a Business Analyst at Goldman Sachs. Ms. Fok began her career in public accounting at Deloitte.

Ms. Fok received a bachelor’s degree in business administration from the University of Wisconsin-Madison. She is also a CPA in the state of New York.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Build Acquisition Corp.

Date: October 29, 2021	By:	/s/ Zeynep Young
	Name:	Zeynep Young
	Title:	Co-Chief Executive Officer and Director